UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549


                          FORM 8-K

                      CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 13, 2007



                      North Shore Capital Advisors Corp.
             (Exact name of registrant as specified in its charter)

  Delaware                          000-51245                     20-1354612
---------------------------      ------------------------     -----------------
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)




                             20 Marlin Lane
                         Port Washington, New York  11050
                       ------------------------------------------
                        (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (516) 765-6220

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]   Written communications  pursuant to Rule 425 under the Securities Act
         (17CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On March 13, 2007, North Shore Capital Advisors Corp. (the "Company") entered into a letter agreement (the "Agreement") with Harron, SA ("Harron") and Dan Mamane, the sole Shareholder of Harron (the "Shareholder") pursuant to which Harron and the Shareholder agreed to enter into a share exchange agreement with the Company pursuant to which the Company will acquire (the "Transaction") all of the issued and outstanding capital stock of Harron in exchange for the issuance of 7,000,000 shares of the Company's common stock and 2,000,000 shares of the Company's Series A Preferred Stock (the "Preferred Stock") to the Shareholder. The Preferred Stock will automatically be converted into an additional 13,564,650 shares of the Company's common stock upon the filing by the Company of an amendment to its certificate of incorporation which increases the authorized shares of the Company's common stock to 50,000,000.

     In consideration for Harron and the Shareholder agreeing to enter into a share exchange agreement, a stockholder of the Company has agreed to reimburse Harron for $100,000 of expenses incurred by Harron in connection with the share exchange agreement and the transactions contemplated thereby upon the execution of the Agreement and an additional $50,000 of such expenses upon the closing of the share exchange agreement.

     At the closing, it is anticipated that all of the present officers and directors of the Company will resign and the Shareholder will become the President and Chief Executive Officer of the Company pursuant to a five year employment agreement.

     Additionally, immediately prior to the closing, all outstanding warrants of the Company are to be exchanged for an equal number of shares of the Company's common stock.

     The Company is negotiating with Harron and the Shareholder with respect to the share exchange agreement, and, therefore, any closing under that agreement is subject to the execution of a definitive agreement and the satisfaction of the closing conditions set forth therein.



Section 9.01 Financial Statements and Exhibits.

     (d) Exhibits


     2. Agreement dated March 13, 2007, by and among the Company, Harron, the Shareholder and Rosalind Davidowitz.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH SHORE CAPITAL ADVISORS CORP.
                                                    (Registrant)


Date: March 15, 2007                       /s/ Steven Cohen
                                     ---------------------------------------
                                               Steven Cohen
                                               Chief Executive Officer